UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

D8 Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39384	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1008, 10/F Champion Tower 3 Garden Road, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

+852 3973 5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	DEH.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	DEH	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	DEH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K originally filed on August 24, 2021 is being filed by D8 Holdings Corp. for the purpose of amending Item 9.01(d) to include Exhibit 104 “Cover Page Interactive Data File (embedded within the Inline XBRL document)” which was inadvertently omitted from the original filing and to correct a typographical error in each of Exhibits 10.1 and 10.2. No other changes have been made to the original filing.

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 23, 2021, D8 Holdings Corp. (the “Company”) issued a convertible promissory note (the “Bright Insight Note”) in the principal amount of $598,650 to Bright Insight Holdings Limited (the “Bright Insight”) and a convertible promissory note (the “Cadin Note” and together with the Bright Insight Note, the “Notes”) in the principal amount of $901,350 to Cadin Limited (“Cadin”).

The Notes do not bear interest and are repayable in full on the earlier of (i) July 17, 2022 and (ii) the effective date of the Company’s initial business combination (a “Business Combination”) (such earlier date, the “Maturity Date”). Bright Insight and Cadin will each have the option, at any time on or prior to the Maturity Date, to convert any amounts outstanding under their respective Note into warrants to purchase Class A ordinary shares of the Company (“Ordinary Shares”) at a conversion price equal to $1.00 per warrant (the “Warrants”) The terms of the Warrants will be identical to the terms of warrants issued to D8 Sponsor LLC in the private placement that took place simultaneously with the Company’s initial public offering, provided, however, that the Warrants shall not be subject to forfeiture in connection with the Business Combination. Any outstanding principal amount under the Notes may be prepaid at any time by the Company, at its election and without penalty; provided, however, that Bright Insight and Cadin shall each have a right to first convert such principal balance upon notice of such payment. The Notes are subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Notes and all other sums payable with regard to the Notes becoming immediately due and payable.

The Notes were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Bright Insight Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Cadin Note is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Promissory Note, dated August 23, 2021, issued by D8 Holdings Corp. to Bright Insight Holdings Limited.
10.2	Promissory Note, dated August 23, 2021, issued by D8 Holdings Corp. to Cadin Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D8 Holdings Corp.

Date: August 26, 2021	By:	/s/ David Chu
	Name:	David Chu
	Title:	Chief Executive Officer

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